                                                       Exhibit
                                                                --------------


063842


  TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY



            NUMBER             [TENNECO AUTOMOTIVE LOGO]           SHARES

          C                                                     COMMON STOCK
                                                             PAR VALUE $0.1 EACH


  [TENNECO AUTOMOTIVE LOGO]     TENNECO AUTOMOTIVE INC.    CUSIP 880349 10 5
     THIS CERTIFICATE IS          INCORPORATED UNDER        SEE REVERSE FOR
   TRANSFERABLE IN NEW YORK,        THE LAWS OF THE     CERTAIN RESTRICTIONS ON
NEW YORK AND CHICAGO, ILLINOIS    STATE OF  DELAWARE    PREEMPTIVE, TRANSFER AND
                                                             OTHER RIGHTS.


THIS IS TO CERTIFY THAT







IS THE OWNER OF



           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Tenneco automotive Inc. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not value until countersigned by the Transfer Agent and registered by the Registrar.

Witness, the facsimile seal of the Corporation and the signatures of its duly authorized officers.


                              CERTIFICATE OF STOCK



     [Signature]                                    Dated:
CHIEF EXECUTIVE OFFICER                             COUNTERSIGNED AND REGISTERED
                                                     FIRST CHICAGO TRUST COMPANY
                                                     OF NEW YORK
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                          TENNECO AUTOMOTIVE INC.
                              1996 CORPORATE
                                   SEAL
                                 DELAWARE           BY


     [Signature]                                                [Signature]
CORPORATE SECRETARY                                         AUTHORIZED SIGNATURE

                            TENNECO AUTOMOTIVE INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                 UNIF GIFT MIN ACT-__________Custodian__________
TEN ENT -- as tenants by the entireties                             (Cust)             (Minor)
JT TEN  -- as joint tenants with right of                 under Uniform Gifts to Minors
           survivorship and not as tenants                Act__________________________
           in common                                                  (State)

    Additional abbreviations may also be used though not in the above list.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDERS WHO SO REQUESTS, THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

For value received,_____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated___________________________


                                ________________________________________________


     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Qualified Offer Plan Rights Agreement between Tenneco Automotive Inc., formerly known as Tenneco Inc. (the "Company") and First Chicago Trust Company of New York, as Rights Agent, dated as of September 9, 1998 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement. Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.


NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.